Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 11, 2013, by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto, and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of August 10, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Section 2.    Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)    The Credit Agreement is amended by adding the following definition of “Commodity Exchange Act” in the correct alphabetical order in Section 1.01:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(b)    The Credit Agreement is amended by adding the following definition of “Excluded Swap Obligation” in the correct alphabetical order in Section 1.01:

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal in accordance with the first sentence of this definition.

(c)    The Credit Agreement is amended by adding the following definition of “Swap Obligation” in the correct alphabetical order in Section 1.01:

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(d)    The Credit Agreement is amended by adding the following definition of “Tax Incentive Program” in the correct alphabetical order in Section 1.01:

“Tax Incentive Program” means any city, county or state tax abatement or reduction program pursuant to which the Borrower or any Restricted Subsidiary transfers its interest in or title to certain personal or real property to a development authority or other governmental or quasi-governmental entity for the principal purpose of obtaining a full or partial abatement or reduction in real and/or personal property taxes, it being understood and agreed that so long as title to such property is not held by the Borrower or a Restricted Subsidiary, the property shall be accounted for as an asset of the Borrower or a Restricted Subsidiary in accordance with GAAP; provided, that, in connection with any Tax Incentive Program, (i) the Borrower or applicable Restricted Subsidiary shall lease the personal or real property subject to such Tax Incentive Program back from such development authority or other governmental entity or quasi-governmental authority and maintain an option to repurchase such real or personal property for a nominal sum, and (ii) any transfer of personal or real property by the Borrower or applicable Restricted Subsidiary that at the time of such transfer is subject to any Lien in favor of the Collateral Agent securing the Obligations shall be made such that such Lien remains in effect, and the applicable governmental or quasi-governmental entity shall have acknowledged such Lien (a copy of which acknowledgment shall have been delivered to the Administrative Agent promptly following any such transfer).

(e)    The Credit Agreement is amended by adding the following subsection (c) in Section 1.04:

(c)    For purposes of clarification, computations of financial ratios, financial tests and measurements that are financial in nature set forth in this Agreement or any other Loan Document shall be made as though the Borrower's or any of its Subsidiaries' having entered into any Tax Incentive Program, and having transferred property in connection therewith, has not occurred.

(f)    The Credit Agreement is amended by deleting the word “and” at the end of clause (i) of the definition of “Asset Sale” in Section 1.01, replacing the period at the end of clause (j) of the definition of “Asset Sale” with a semicolon and the word “and” and by adding the following clause (k) immediately after clause (j) of the definition of “Asset Sale”:

(k) a disposition of assets pursuant to a Tax Incentive Program.

(g)    The Credit Agreement is amended by restating clause (d) in the definition of “Available Amount” in Section 1.01 in its entirety as follows:

(d) the sum of the aggregate amount of (i) Investments made after the Effective Date using the Available Amount pursuant to Section 6.02(r), (ii) Restricted Payments made after the Effective Date using the Available Amount pursuant to Section 6.09(d); and (iii) any Capital Expenditure made using the Available Amount after the Effective Date pursuant to Section 6.19.

(h)    The Credit Agreement is amended by replacing the period at the end of the first sentence of the definition of “Indebtedness” in Section 1.01 with the following:

; provided that in no event shall any Guarantee of a bond issued in a Tax Incentive Program, which bond is held by the Borrower or a Restricted Subsidiary, or any lease obligations incurred by the Borrower or a Restricted Subsidiary in connection with a Tax Incentive Program be Indebtedness.

(i)    The Credit Agreement is amended by replacing the period at the end of the definition of “Investment” in Section 1.01 with the following:

; provided no bonds or other securities acquired or held in connection with a Tax Incentive Program shall be deemed Investments.

(j)    The Credit Agreement is amended by restating the definition of “Maturity Date” in Section 1.01 in its entirety as follows:

“Maturity Date” means (a) with respect to the Revolving Loans, June 10, 2018, and (b) with respect to Additional Tranche Term Loans of any Class, the date specified as the scheduled final maturity date of the Additional Tranche Term Loans of such Class in the applicable Additional Tranche Term Loan Amendment.

(k)    The Credit Agreement is amended by restating clause (c) in the definition of “Obligations” in Section 1.01 in its entirety as follows:

(c) the due and punctual payment of all monetary obligations of each Loan Party under each Swap Agreement that (i)(A) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date, or (B) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into and (ii) is not an Excluded Swap Obligation.

(l)    The Credit Agreement is amended by replacing “and (r)” in the definition of “Permitted Liens” in Section 1.01 with the following:

(r) any Liens created pursuant to a Tax Incentive Program on any assets transferred in connection therewith; and (s).

(m)    The Credit Agreement is amended by replacing “Section 6.09(a)” in the definition of “Permitted Syndicated Interest Repurchase” in Section 1.01 with “Section 6.09”.

(n)    The Credit Agreement is amended by restating clause (c) in the definition of “Restricted Payments” in Section 1.01 in its entirety as follows:

(c) any optional or voluntary payment, prepayment, repurchase or redemption, or voluntary or optional defeasance of the principal, of, or interest on, Indebtedness (excluding any Obligations) of such Person or any of its subsidiaries (except that any such payment payable solely in Equity Interests (other than Disqualified Stock) of the Borrower shall not constitute a Restricted Payment).

(o)    The Credit Agreement is amended by replacing the period at the end of the definition of “Sale and Leaseback Transaction” in Section 1.01 with the following:
, other than in connection with any Tax Incentive Program.

(p)    The Credit Agreement is amended by replacing “and (c)” in the definition of “Senior Notes” in Section 1.01 with a comma and adding the following at the end of the definition:

, and (d) the Borrower's 5.75% Senior Notes due 2024.

(q)    The Credit Agreement is amended by replacing the reference to “$150,000,000” in Section 6.03(v) with a reference to “$200,000,000”.

(r)    The Credit Agreement is amended by restating clause (C) of Section 6.07 in its entirety as follows:

(C) arise in connection with any Asset Sale or Tax Incentive Program and is applicable solely to the property subject to such Asset Sale or Tax Incentive Program,

(s)    The Credit Agreement is amended by restating Section 6.09 in its entirety as follows:

SECTION 6.09. Restricted Payments. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries, directly or indirectly, to make any Restricted Payment except:

(a)
repurchases of Syndicated Interests in an aggregate amount in any Fiscal Year up to $20,000,000 plus the proceeds received during such Fiscal Year of any resale of such repurchased Syndicated Interests;

(b)
each Restricted Subsidiary may make Restricted Payments to the Borrower and any other Restricted Subsidiary and any other Person that owns a direct Equity Interest in such Restricted Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(c)
if at the time of and after giving effect to such Restricted Payment on a pro forma basis, (i) the Senior Secured Leverage Ratio is equal to or less than 1.50:1.00, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) the Borrower and its Restricted Subsidiaries would be in compliance with the financial covenants set forth in Section 6.01, Restricted Payments to Persons that are not Loan Parties;

(d)
if at the time of and after giving effect to such Restricted Payment on a pro forma basis, (i) the Senior Secured Leverage Ratio exceeds 1.50:1.00, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) the Borrower and its Restricted Subsidiaries would be in compliance with the financial covenants set forth in Section 6.01, Restricted Payments to Persons that are not Loan Parties in an aggregate amount not exceeding (A) $200,000,000, plus (B) if, after giving effect such Restricted Payment on a pro forma basis, the Leverage Ratio would not be greater than 4.50:1.00, additional Restricted Payments up to the Available Amount at such time;

(e)	repurchases by the Borrower of its common stock from holders thereof of less than 100 shares of its common stock;

(f)	the Borrower may make scheduled cash dividend payments at the times and to the extent required by the terms of any agreement evidencing or governing the Series A Preferred Stock; and

(g)
so long as (i) no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom and (ii) after giving effect thereto on a pro forma basis, the Leverage Ratio would not be greater than 3.00:1.00, repurchases, redemptions and/or other acquisitions of all or any portion of the Series A Preferred Stock with (A) cash on hand or (B) proceeds of the Loans or the issuance or proceeds of other Indebtedness, the incurrence of which is not prohibited under Section 6.03.

Section 3.    Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied:

(a)    The Administrative shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and each of the Lenders.

(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (a) the general counsel of the Borrower and (b) Alston & Bird LLP and other counsel for the Loan Parties, covering such matters relating to the Loan Parties or this Amendment as the Lenders shall reasonably request and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The Administrative Agent shall have received from the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party a certificate certifying that any certified copies of any articles or certificate of incorporation or formation, operating agreement, partnership agreement, bylaws or similar organizational documents and resolutions of such Loan Party previously delivered to the Administrative Agent with respect to such Loan Party in connection with the Credit Agreement have not been amended, supplemented or otherwise modified since the date of such delivery, or if any of the foregoing has been amended, supplemented or otherwise modified (or, in the case of resolutions, if any additional resolutions regarding the Amendment have been adopted), copies of such amendments, supplements, modifications or resolutions certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party.

(d)    The Administrative Agent and each Lender shall have received all fees agreed to in writing by the Borrower and the Administrative Agent and to the extent invoiced at least one Business Day prior to the date of this Amendment, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement.

Section 4.    Representations. The Borrower represents and warrants to the Lenders that:

(a)    Authorization. Each of the Borrower and the other Loan Parties has the power and authority, and has taken all requisite corporate actions (including any required shareholder approval) required for the lawful execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party, and both this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws affecting the enforceability of creditors'

rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b)    Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party (i) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Restricted Subsidiary or its or any Restricted Subsidiary's properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Restricted Subsidiary, as applicable; (ii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Restricted Subsidiary is a party, or by which the properties or assets of the Borrower or any Restricted Subsidiary are bound; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

(c)     The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.

(d)    At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

Section 5.    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8.    Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 10. Confirmation of Loan Documents. As of the date of hereof, the Borrower hereby confirms and ratifies all of its obligations under the Credit Agreement (as amended hereby as of such date). By its execution on the respective signature lines provided below, as of the date hereof, each of the Guarantors hereby (a) confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents to which it is a party, (b) represents and warrants that the representations and warranties set forth herein, the Credit Agreement and in such other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of such date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects and (c) confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of the date hereof without impairing any such obligations or Liens in any respect. This Amendment is deemed to be a “Loan Document” for the purposes of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

HEALTHSOUTH CORPORATION

By:	/s/ Douglas E. Coltharp
Name: Douglas E. Coltharp
Title: Executive Vice President and
Chief Financial Officer

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GUARANTORS, in each case solely for the purpose of making the representations contained in the second sentence of Section 10:

Beaumont Rehab Associates, Inc.
CMS Jonesboro Rehabilitation, Inc.
CMS Topeka Rehabilitation, Inc.
Continental Medical of Arizona, Inc.
Continental Medical Systems, Inc.
Continental Rehabilitation Hospital of Arizona, Inc.
HealthSouth LTAC of Sarasota, Inc.
HealthSouth of Austin, Inc.
HealthSouth of Dothan, Inc.
HealthSouth of Henderson, Inc.
HealthSouth of Houston, Inc.
HealthSouth of Midland, Inc.
HealthSouth of Montgomery, Inc.
HealthSouth of Nittany Valley, Inc.
HealthSouth of San Antonio, Inc.
HealthSouth of South Carolina, Inc.
HealthSouth of Spring Hill, Inc.
HealthSouth of Texarkana, Inc.
HealthSouth of Texas, Inc.
HealthSouth of Treasure Coast, Inc.
HealthSouth of Utah, Inc.
HealthSouth of Yuma, Inc.
HealthSouth Rehabilitation Center, Inc.
HealthSouth Rehabilitation Center of New Hampshire, Inc.
HealthSouth Rehabilitation Hospital of Manati, Inc.
HealthSouth Rehabilitation Hospital of New Mexico, Inc.
HealthSouth Rehabilitation Hospital of San Juan, Inc.
HEALTHSOUTH Specialty Hospital, Inc.
Lakeshore System Services of Florida, Inc.
Rehab Concepts Corp.
Rehabilitation Hospital of Colorado Springs, Inc.
Rehabilitation Hospital of Nevada - Las Vegas, Inc.
Sherwood Rehabilitation Hospital, Inc.
Tarrant County Rehabilitation Hospital, Inc.
Tyler Rehabilitation Hospital, Inc.
Western Neuro Care, Inc.

By:         /s/ Edmund M. Fay
Name:        Edmund M. Fay
Title:        Authorized Signatory
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Lakeview Rehabilitation Group Partners
By:    Continental Medical of Kentucky, Inc., its General Partner
Southern Arizona Regional Rehabilitation Hospital, L.P.
By:    Continental Rehabilitation Hospital of Arizona, Inc.,
its General Partner
Western Medical Rehab Associates, L.P.

By:	Western Neuro Care, Inc., its General Partner and its Managing General Partner

By:    /s/ Edmund M. Fay
Name:    Edmund M. Fay
Title:    Authorized Signatory

Advantage Health, LLC
HealthSouth Arizona Real Estate, LLC
HealthSouth Aviation, LLC
HealthSouth Bakersfield Rehabilitation Hospital, LLC
HealthSouth Colorado Real Estate, LLC
HealthSouth Deaconess Holdings, LLC
HealthSouth Harmarville Rehabilitation Hospital, LLC
HealthSouth Indiana Real Estate, LLC
HealthSouth Joint Ventures Holdings, LLC
HealthSouth Kansas Real Estate, LLC
HealthSouth Kentucky Real Estate, LLC
HealthSouth Littleton Rehabilitation, LLC
HealthSouth Martin County Holdings, LLC
HEALTHSOUTH Mesa Rehabilitation Hospital, LLC
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC
HEALTHSOUTH of East Tennessee, LLC
HEALTHSOUTH of Erie, LLC
HEALTHSOUTH of Fort Smith, LLC
HEALTHSOUTH of Pittsburgh, LLC
HEALTHSOUTH of Reading, LLC
HEALTHSOUTH of Toms River, LLC
HEALTHSOUTH of York, LLC
HealthSouth Ohio Real Estate, LLC
HealthSouth Owned Hospitals Holdings, LLC
HealthSouth Plano Rehabilitation Hospital, LLC
HealthSouth Properties, LLC
HealthSouth Real Estate, LLC
HealthSouth Real Property Holding, LLC
HealthSouth Rehabilitation Hospital at Drake, LLC
HealthSouth Rehabilitation Hospital of Arlington, LLC
HealthSouth Rehabilitation Hospital of Cypress, LLC
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC

By:    /s/ Edmund M. Fay
Name:    Edmund M. Fay
Title:    Authorized Signatory

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HealthSouth Rehabilitation Hospital of Gadsden, LLC
HealthSouth Rehabilitation Hospital of Largo, LLC
HealthSouth Rehabilitation Hospital of Las Vegas, LLC
HealthSouth Rehabilitation Hospital of Marion County, LLC
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC
HealthSouth Rehabilitation Hospital of Miami, LLC
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC
HealthSouth Rehabilitation Hospital of Petersburg, LLC
HealthSouth Rehabilitation Hospital of Sarasota, LLC
HealthSouth Rehabilitation Hospital of Sewickley, LLC
HEALTHSOUTH Rehabilitation Hospital of South Jersey, LLC
HealthSouth Rehabilitation Hospital of Sugar Land, LLC
HealthSouth Rehabilitation Hospital of Tallahassee, LLC
HEALTHSOUTH Rehabilitation Institute of Tucson, LLC
HealthSouth Scottsdale Rehabilitation Hospital, LLC
HealthSouth Sea Pines Holdings, LLC
HealthSouth Specialty Hospital of North Louisiana, LLC
HealthSouth Sub-Acute Center of Mechanicsburg, LLC
HealthSouth Sunrise Rehabilitation Hospital, LLC
HealthSouth Texas Real Estate, LLC
HealthSouth Tucson Holdings, LLC
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC
HealthSouth Walton Rehabilitation Hospital, LLC
HealthSouth West Virginia Real Estate, LLC
New England Rehabilitation Management Co., LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of Plano, LLC
Rehabilitation Institute of Western Massachusetts, LLC
Sarasota LTAC Properties, LLC
Trident Neurosciences Center, LLC

By:    /s/ Edmund M. Fay
Name:    Edmund M. Fay
Title:    Authorized Signatory

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BARCLAYS BANK PLC, as Administrative Agent and as a
    Lender

By:    /s/ Diane Rolfe
Name:    Diane Rolfe
Title:    Director

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Bank of America, N.A., as a Lender

By:    /s/ Jeremy Schmitt
Name:    Jeremy Schmitt
Title:    Vice President

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Citicorp North America Inc

By:    /s/ Dina Garthwaite
Name:    Dina Garthwaite
Title:    Vice President

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GOLDMAN SACHS BANK USA

By:    /s/ Mark Walton
Name:    Mark Walton
Title:    Authorized Signatory

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Morgan Stanley Bank, N.A.

By:    /s/ Alice Lee
Name:    Alice Lee
Title:    Authorized Signatory

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JMorgan Chase Bank, N.A.

By:    /s/ Dawn Lee Lum
Name:    Dan Lee Lum
Title:    Executive Director

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SUNTRUST BANK

By:    /s/ Elizabeth Greene
Name:    Elizabeth Greene
Title:    Managing Director

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Wells Fargo Bank, National Association

By:    /s/ Andrea S. Chen
Name:    Andrea S. Chen
Title:    Director

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Royal Bank of Canada, as a Lender

By:    /s/ Mustafa Topiwalla
Name:    Mustafa Topiwalla
Title:    Authorized Signatory

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SYNOVUS BANK

By:    /s/ Anne Lovette
Name:    Anne Lovette
Title:    Senior Relationship Manager

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REGIONS BANK

By:    /s/ David A. Simmons
Name:    David A. Simmons
Title:    Senior Vice President

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IBERIA BANK,
a Louisiana banking corporation

By:    /s/ Hunter G. Hill
Name:    Hunter G. Hill
Title:    Senior Vice President

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Cadence Bank, NA

By:    /s/ Brian G. Heslop
Name:    Brian G. Heslop
Title:    EVP

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